“Exhibit 33”

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Golden Patriot, Corp. (the “Company”), on Form 10-QSB for the period ending July 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Conrad Clemiss, President of the Company, and I, David Derby, Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report duly complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Conrad Clemiss

/s/ David Derby

___________________________

___________________________

Conrad Clemiss, President

David Derby, Chief Financial Officer

September 15, 2004

September 15, 2004